UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2020

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 4.01Change in Registrant’s Certifying Accountant

Following a competitive process commenced at the direction of the Audit Committee of the Board of Directors of Mid Penn Bancorp, Inc. (the “Corporation”), on September 4, 2020, the Corporation has selected RSM US LLP (“RSM”) as the Corporation’s new principal accountants for the year ending December 31, 2020. As a result of the engagement of RSM, the Corporation dismissed BDO USA, LLP (“BDO”) as the Corporation’s principal accountants.  Both the engagement of RSM and the dismissal of BDO were made upon the recommendation of the Audit Committee.

The audit reports of BDO on the Corporation’s consolidated financial statements as of and for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2019 and 2018 and the subsequent interim period through September 4, 2020, there were no: (1) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Corporation and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its audit reports, or (2) reportable events within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K.

The Corporation has provided BDO with a copy of the disclosure contained in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (the “Commission”). The Corporation has requested that BDO furnish a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of the letter, dated September 10, 2020, from BDO to the Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2019 and 2018 and the subsequent interim period prior to engaging RSM, the Corporation did not consult with RSM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report nor oral advice was provided to the Corporation that RSM concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or (iii) a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

No.Description

16.1	Letter of BDO USA, LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: September 10, 2020	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer